UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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Warwick Valley Telephone Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WARWICK VALLEY TELEPHONE COMPANY
47 Main Street
Warwick, New York 10990

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
November 17, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Warwick Valley Telephone Company (the “Company”) will be held at 2:00 p.m., local time, on Thursday, November 17, 2005 (the “Meeting”), at the Harness Racing Museum and Hall of Fame, 240 Main Street, Goshen, NY 10924, for the following purposes, which are more fully discussed in the accompanying Proxy Statement:
I.	To fix the number of Directors at nine until the next Annual Meeting of Shareholders, to elect three Class III Directors of the Company, and to elect a Director to fill the remaining term of the Class I directorship formerly held by M. Lynn Pike;

II.	To approve the selection of WithumSmith+Brown, P.C. as the Company’s independent accountants for the year ending December 31, 2005;

III.	To act upon a Shareholder Proposal; and

IV.	To transact such other business as may properly be brought before the Meeting or any adjournment thereof.
For reasons explained in the accompanying Proxy Statement, the Board of Directors recommends you vote FOR the Director nominees, FOR the approval of WithumSmith+Brown, P.C. as the Company’s independent accountants, and AGAINST the Shareholder Proposal.
The holders of the Common Shares of the Company of record at the close of business on October 3, 2005 will be entitled to vote on each of the above matters.
PLEASE FILL OUT, SIGN AND RETURN THE WHITE PROXY CARD. If you have any questions, please call our Shareholder Relations Department at 845-986-2223.
IF YOU PLAN TO ATTEND:
Please note that attendance will be limited to shareholders. Admission will be on a first-come, first-served basis. Registration will begin at 1:00 p.m., and seating will begin at 1:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Persons entitled to vote shares held by partnerships, corporations, trusts and other entities must show evidence of that entitlement. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
By Order of the Board of Directors,

Zigmund C. Nowicki, Jr., Secretary
October 13, 2005

PROXY STATEMENT

PROXY STATEMENT
Annual Meeting of Shareholders
Warwick Valley Telephone Company
47 Main Street, Warwick, New York 10990
October 13, 2005
     This Proxy Statement is furnished to shareholders in connection with a solicitation of proxies by the Board of Directors of Warwick Valley Telephone Company (the “Company” or “WVT”), to be used at the Annual Meeting of Shareholders of the Company which will be held at 2:00 p.m., local time, on Thursday, November 17, 2005, at the Harness Racing Museum and Hall of Fame, 240 Main Street, Goshen, NY 10924, and at any adjournments thereof (the “Meeting”), for the purposes set forth in the preceding notice of the Annual Meeting of Shareholders. Each properly executed proxy received in time for the Meeting will be voted in the manner set forth herein unless specifically otherwise directed by the shareholder, in which case the applicable proxy will be voted as directed. If an enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company before the proxy is voted. Participants in the Warwick Valley Telephone Company 401(k) Plan, by completing and returning their respective proxy cards, direct the Trustee for the Plan to vote the shares allocated to their 401(k) Plan Account as indicated in those proxy cards at the Meeting of Shareholders or any adjournment thereof. Any shares in a 401(k) Plan Account for which no instruction is received will be voted by the Trustee for the Plan proportionally based upon the votes cast by other plan account holders.
     At the close of business on October 3, 2005, the record date for the Meeting, the Company had outstanding 5,351,780 Common Shares, $0.01 par value. Only holders of record as of the record date will be entitled to vote on the matters to be considered at the Meeting or any adjournments thereof. Each holder of Common Shares is entitled to one vote on all matters for each Common Share owned of record.
     Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as tellers for the Meeting. The tellers will treat shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and with respect to which the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Meeting but not as votes cast.
     Pursuant to the Company’s By-laws, fixing of the number of directors and the election of any director requires an affirmative vote of a plurality. Approval of all other matters, if any, including the shareholder proposal, which could come before the Meeting, requires a majority of the votes of the Company’s Common Shares represented at the Meeting in person or by proxy and entitled to vote and voting on that proposal.
     The Company is sending only one annual report and proxy statement to eligible shareholders who share a single address unless the Company has received instructions to the contrary from any shareholders at that address. This practice, known as “house-holding,” is designed to reduce the Company’s printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate annual report or proxy statement in the future, he or she may contact Zigmund C. Nowicki, Jr. at Warwick Valley Telephone Company, 47 Main Street, Warwick, New York 10990, (845) 986-8080. The Company hereby undertakes to deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, upon such request. Eligible shareholders of record receiving multiple copies of the Company’s annual report and proxy statement can request householding by contacting the Company in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.
     The Annual Report to Shareholders for the fiscal year ended December 31, 2004, including financial statements and other matters contained in the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K, was mailed together with this Proxy Statement to all shareholders of record. Such report is not part of the proxy soliciting material.
     The Company has retained the services of Morrow & Co., Inc. (“MCO”), an outside proxy solicitation firm. MCO will solicit proxies from brokers, banks, nominees and individual holders of record. The estimated cost of this solicitation will be $30,000 plus customary expenses. In addition, proxies may be solicited by officers, directors, and regular employees of the Company by mail, personally, by telephone, by fax, or by e-mail. The approximate date on which this Proxy Statement and accompanying form(s) of proxy are first being sent to shareholders is October 13, 2005.

I. DETERMINATION OF NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS
Fixing Number of Directors
     Pursuant to the Company’s By-laws, the size of the Company’s Board of Directors is fixed at each Annual Meeting of Shareholders until the next Annual Meeting of Shareholders. The Company’s Board of Directors recommends a vote in favor of fixing the size of the Board of Directors of the Company at nine until the next Annual Meeting of Shareholders and (unless otherwise instructed therein) the persons named in the enclosed proxy will vote such proxy FOR such proposal.
     THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL BY THE HOLDERS OF THE COMMON SHARES.
Election of Class III Directors
     The Company’s By-laws provide that the Board of Directors of the Company shall be divided into three classes of at least three Directors each. Such classes are designated “Class I,” “Class II” and “Class III.” The Directors in each Class are elected in alternating years for three-year terms. At the Meeting three Directors will be elected to Class III for terms which will last until the 2008 Annual Meeting of Shareholders (and until their respective successors shall have been elected and qualified).
     Unless authority for one or more of the nominees is specifically withheld according to the instructions, the enclosed proxy will be voted FOR the election of each of the three nominees named below to the position of Director.
Philip S. Demarest
Herbert Gareiss, Jr.
Corinna S. Lewis
Election of Class I Director
     The Company’s By-laws provide that the Board of Directors by majority vote choose a successor or successors to fill a directorship that has become vacant by resignation. Any director chosen in this circumstance by the Board to fill an existing vacancy may hold office until the next Annual Meeting of Shareholders and until his successor shall be duly elected and qualified. Joseph J. Morrow was elected on December 3, 2004 by the Board to fill the vacancy created by the resignation of M. Lynn Pike. Mr. Morrow was proposed by the Governance and Nominating Committee after reviewing several candidates. He accepted his election on December 6, 2004.
     Unless authority for this nominee is specifically withheld according to the instructions, the enclosed proxy will be voted FOR the election of Joseph J. Morrow to the position of Director for a term lasting until the 2006 Annual Meeting of Shareholders (and until his successor shall have been elected and qualified).
     All of the above nominees are presently serving as Directors of the Company, and their terms as such expire upon the election of Directors at the Meeting. The Corporate Governance and Nominating Committee did not receive any nominations for the three available Class III positions or the one available Class I director position from shareholders and recommended the nominees listed above.
     If any of the nominees shall be unable to serve, proxies will be voted with the discretionary authority for a substitute chosen by the Board of Directors. The Company has no reason to believe that any nominee will be unable to serve.
     THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE THREE NOMINEES NAMED ABOVE AS CLASS III DIRECTORS AND OF THE ONE NOMINEE NAMED ABOVE AS CLASS I DIRECTOR BY THE HOLDERS OF THE COMMON SHARES.

Information About Directors and Nominees for Election as Directors

Name, Age and Other Position,	Period Served as Director and
if any, with the Company	Past Business Experience

Nominees for Class III Directors
(Terms will expire in 2008)

Philip S. Demarest, 69
Director since 1964; Vice President, Secretary and Treasurer of the Company at various times until retiring in 1998; Secretary and Director of Warwick Valley Mobile Telephone Company, Inc., Warwick Valley Long Distance Company, Inc., Warwick Valley Networks, Inc. and Hometown Online, Inc. at various times until 1998.

Herbert Gareiss, Jr., 59 President
Director since 1998; President of the Company since July 2004; Assistant Secretary and Assistant Treasurer of the Company from 1980 until 1990; Vice President from 1990 until July 2004; Secretary of the Company from January 2002 to July 2004; Vice President and Director of Warwick Valley Mobile Telephone Company, Inc., Warwick Valley Long Distance Company, Inc., Warwick Valley Networks, Inc. and Hometown Online, Inc. since before 2000 until July 2004; President and Director of those companies after that date.

Corinna S. Lewis, 66	Director since 1994; retired public relations consultant.

Nominee for Class I Director (Term will expire in 2006)

Joseph J. Morrow, 66
Director since December 2004; founder and President of Morrow and Co., Inc., a proxy solicitation, corporate governance and strategic consulting firm; non-executive Chairman of the Board of North American Galvanizing & Coatings, Inc., an American Stock Exchange company, since before 2000.

Directors Whose Terms Do Not Expire at the Meeting
(Elected in 2003 and 2004)

Wisner H. Buckbee, 69 Chairman of the Board	Director since 1991 (Class II: current term expires in 2007); Chairman of the Board since January 2001; President of Wisner Farms, Inc., an operating dairy farm, since before 2000.

Rafael Collado, 51
Director since 2003 (Class I: current term expires in 2006); Chairman and CEO of Phacil, Inc., an information technology company, since 2000; engineer and IT systems expert, specializing in the telecommunications and IT industries; founded, built and sold three companies, Inabox, Bern Associates, Inc. and Sigma Research, prior to 2000; instrumental in the development of frame relay technology and the introduction of Monofrad technology to companies such as Pacific Bell, US West and GTE; advised the Company in the early stage development of Internet services.

Joseph E. DeLuca, M.D., 54
Director since 1993 (Class II: current term expires in 2007); physician, and President of Vernon Urgent Care Center, Vernon, N.J., since before 2000; Vice President of Wodel, LLC, a land development and construction company since January 2004.

Robert J. DeValentino, 62
Director since 1998 (Class I: current term expires in 2006); President of Orange Regional Medical Center Foundation since 2003; President/Executive Director of Arden Hill/Horton Healthcare Foundations from 2001 to 2003; Executive Director of the Horton Healthcare Foundation from 1998 to 2001; District Manager for Citizens Telecommunications in Middletown, N.Y., prior to 1998.

Fred M. Knipp, 74
Director since 1989 (Class II: current term expires in 2007); President of the Company from 1988 until retiring in January 2000; President and Director of Warwick Valley Mobile Telephone Company, Inc., Warwick Valley Long Distance Company, Inc., Warwick Valley Networks, Inc. and Hometown Online, Inc. prior to 1998 until retiring in January 2000.

II. GOVERNANCE OF THE COMPANY
     WVT’s Board of Directors believes that the purpose of corporate governance is to maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board of Directors has adopted and adheres to corporate governance principles which the Board of Directors and senior management believe promote this purpose, are sound and represent best practices. We continually review these corporate governance principles, New York law (the state in which we are incorporated), NASDAQ rules and listing standards and the regulations of the Securities and Exchange Commission (the “SEC”).
Ethics and Values
     The Company has a code of ethics that applies to all employees (including its principal executive officer and principal financial officer, controller and persons performing similar functions) and members of the Board of Directors and is based upon the philosophy that each director and each executive officer will lead by example and foster a culture that emphasizes trust, integrity, honesty, judgment, respect, managerial courage and responsibility. It is expected that each director and every employee will act ethically at all times and adhere to the policies, as well as the spirit of the code. The Company will provide to any shareholder a copy of the code, without charge, upon written request to Zigmund C. Nowicki, Jr., Secretary, at Warwick Valley Telephone Company, P.O. Box 592, Warwick, New York 10990.
Board Meetings and Board Committees
     Currently, the WVT Board of Directors has nine members, eight of whom the Board has determined meet the NASDAQ standard of independence. The following directors serve on one or more of the Company’s Committees and, the Board has determined, are independent within the meaning of the requirements established by statute, SEC regulations and NASDAQ listing requirements. Directors who are not independent do not serve on any of the Committees discussed below.

Wisner H. Buckbee	Philip S. Demarest
Rafael Collado	Robert J. DeValentino
Joseph E. DeLuca, M.D.	Fred M. Knipp
Corinna S. Lewis	Joseph J. Morrow
     The Board of Directors held thirteen regular meetings, three special meetings, and three independent Directors meetings during the year ended December 31, 2004. It has three standing committees: Audit; Compensation; and Governance and Nominating. Each Director attended 75% or more of the combined regular, special and independent Directors meetings of the Board. Each Director attended 75% or more of all meetings of committees of which they were a member with the exception of Mr. Collado, who attended 62.5% of his committee meetings, and Mr. DeValentino, who attended 69.2% of his committee meetings.
     Shareholders wishing to contact the Board of Directors may write to the President, Corporate Secretary or Chairman of the Board at WVT Communications, 47 Main Street, Warwick, New York 10990, if by mail, or at: h.gareiss@wvtc.com, z.nowicki@wvtc.com, w.buckbee@wvtc.com, respectively, if by e-mail. The Chairman of the Board will review all correspondence received and report all such contacts to the Board of Directors at the first regular meeting following the contact, unless more urgent action seems advisable.
     Members of the Board of Directors are expected to attend all regular meetings and meetings of the committees of which they are members. Directors are expected to make every effort to attend specially called Board of Directors meetings or committee meetings. The Board of Directors recognizes that there may be circumstances, such as illness, where 100% attendance is not possible. The Governance and Nominating Committee will review attendance during the re-nomination process. In addition, members of the Board of Directors are expected to attend the Annual Meeting of Shareholders and any special meetings of shareholders. All persons who were then Directors attended the 2004 Annual Meeting of Shareholders.
Audit Committee
     WVT has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. WVT will continue to have such a committee. In 2004, WVT’s Audit Committee held twelve meetings. Members of this Committee included Mr. Demarest, Dr. DeLuca, and Mr. Collado until September 2004, when all other independent Directors were added on an interim basis, with Mr. Demarest serving as Chairman. Mr. Morrow was appointed in January 2005. All independent Directors remained on the Audit Committee until August 2005. Members of the Audit Committee currently include:
Philip S. Demarest
Joseph E. DeLuca, M.D.
Joseph J. Morrow
     The Board of Directors has determined that one member of the Audit Committee, Philip S. Demarest, who like all members of the Committee, is independent within the meaning of Sections 4200(a)(15) and 4350(d)(2) of the NASDAQ Listing Standards, is an “audit committee financial expert.” During Mr. Demarest’s 40-year tenure with the Company, he served as Vice President, Treasurer and Chief Financial Officer of the Company.

     The Audit Committee has a formal written charter, which it reviews, and the adequacy of which it reassesses, annually. The charter defines the duties and responsibilities of the Committee to include recommending to the Board of Directors the engagement of the Company’s independent accountants; approving the plan and scope of the estimated audit and the fee before the audit begins and, following the audit, reviewing the results and the independent accountants’ comments on the Company’s system of internal accounting controls with the independent accountants; and recommending the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K. A copy of the Committee’s charter was attached to the Company’s proxy statement for its 2004 Annual Meeting. The charter is not available on the Company’s website, but copies may be obtained by writing to the President, Corporate Secretary or Chairman of the Board. The Audit Committee engaged a second independent accounting firm to identify and remediate the Company’s internal controls as mandated by the Sarbanes-Oxley Act of 2002. The Committee also advises the Board as to the implementation of recommendations which have been made pursuant to suggestions of the independent accountants.
     The Audit Committee pre-approves all non-audit work performed for the Company by its independent accountants. It considers each item of work individually and in advance of its performance and does not currently have a pre-established set of criteria that could be applied to such work without requiring separate consideration by the Audit Committee. In determining whether to approve a particular item of non-audit work, the Audit Committee considers all ways in which such work could compromise or appear to compromise the independence of the Company’s independent accountants.
     In carrying out these functions, the Audit Committee represents the Board in discharging its responsibility of oversight, but the Company’s management continue to have responsibilities with respect to the accounting and control functions and financial statement presentation. The Report of the Audit Committee to the Shareholders relating to the year ended December 31, 2004 appears below.
     Audit Fees
     For professional services rendered in connection with the audit of the Company’s annual financial statements for 2004, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the first, second and third quarters of 2004, and work associated with Section 404 of the Sarbanes-Oxley Act, PricewaterhouseCoopers L.L.P. (“PwC”) billed the Company fees in an aggregate amount of $1,189,000 in 2004 and $192,000 in 2003, respectively. The Audit Committee has concluded that the provision of these services is compatible with maintaining the independence of PwC.
     For professional services rendered in connection with the review of the Company’s restated 2003 Form 10-K/A, Bush & Germain, the Company’s previous auditor, was paid $6,000. The fee for its professional services rendered in connection with the review of the Company’s quarterly statements for March 31, 2003 on Form 10-Q was included in its fees for 2002. Audit fees paid to Bush & Germain in 2002 totaled $36,000.
     Tax Fees
     For professional services rendered in connection with the Company’s federal and state income tax preparation for December 31, 2003, PwC billed the Company $113,000. The Company has not yet paid any fees related to 2004 tax compliance.
     Audit Related Fees
     PwC billed the Company aggregate fees in the amount of $36,000 for professional services rendered in connection with the 2003 Annual Report on Form 11-K of the Company’s 401(k) plan. In addition Bush & Germain, the plans previous auditors, billed the Company $9,000 for their review of prior year’s financial information included in the 2003 Annual Report. Also, WithumSmith+Brown, P.C. billed the Company $45,000 for services rendered in connection with the 2004 Annual Report on Form 11-K of the Company’s 401(k) plan and an audit of the Company’s Non-management VEBA Plan.
     Other Fees
     No fees were paid to PricewaterhouseCoopers, L.L.P. for its services other than as set forth above.
REPORT OF THE AUDIT COMMITTEE TO SHAREHOLDERS
     The following report of the Audit Committee of the Board of Directors required by the rules of the Securities and Exchange Commission to be included in this proxy statement shall not be deemed incorporated by reference by any statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.
     The Audit Committee has: (a) reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2004 with the Company’s management and with PricewaterhouseCoopers, L.L.P., the Company’s independent accountants; (b) discussed with the Company’s independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); (c) received and discussed the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee); and (d) has discussed with the Company’s independent accountants their independence. Based on such review and other discussions with management and the independent accountants, the Audit Committee recommended to the Board of

Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.
Philip S. Demarest
Joseph E. DeLuca, M.D.
Joseph J. Morrow
Governance and Nominating Committee
     In 2004, the Board disbanded both its Nominating Committee and its Governance Committee and established a new committee called the Governance and Nominating Committee to replace them. The Governance and Nominating Committee held one meeting in 2004. Prior to August 2005, members of this Committee included Mr. DeValentino, Mr. Knipp and Mr. Collado with Mr. DeValentino serving as Chairman. As of August 2005, the members of the Governance and Nominating Committee include:
Fred M. Knipp
Joseph E. DeLuca, M.D.
Corinna S. Lewis
     The Governance and Nominating Committee charter directs the committee to seek and nominate qualified candidates for election or appointment to WVT’s Board of Directors, and to name the chairpersons of the Company’s committees for the next year. The Committee also oversees matters of corporate governance, which include reviewing the performance and processes of the Board, the Company’s Principles of Corporate Governance, the Charters of the committees of the Board of Directors, the Company’s Code of Ethics, and the management succession plan. In assessing potential directors for the Board of Directors, the Committee looks for candidates who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. A candidate should also have demonstrated superior performance or accomplishments in his or her professional undertakings. The Committee also considers written recommendations for nominees from shareholders and applies the same standards in evaluating these recommendations that it applies in evaluating recommendations from other sources. There are no specific minimum requirements that a director must meet. Qualified shareholders may contact the Secretary of the Company in writing when proposing a nominee. Pursuant to the Company’s By-laws and the Governance and Nominating Committee Charter, such recommendations by shareholders for the 2006 Annual Meeting of Shareholders must be received, together with any proposed nominee’s name, age, business and residence addresses, principal occupation or employment, class and number of Company shares beneficially owned and other relevant information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which notice of the date of the 2006 Annual Meeting is mailed or disclosed publicly. This procedure differs from that normally applicable because of the lateness of this year’s Annual Meeting. Please note that under the applicable By-law, no nomination by a Shareholder at an Annual Meeting is permissible unless it has been received by the Company by the date set forth above. A copy of the Governance and Nominating Committee Charter is attached to this Proxy Statement as Appendix A. It is not available on the Company’s website.
Compensation Committee
     The Compensation Committee held three meetings in 2004. Prior to August 2005, the members of this Committee included Mrs. Lewis, Mr. Knipp and Mr. DeValentino with Mrs. Lewis serving as Chairperson. As of August 2005, the members of the Compensation Committee include:
Robert J. DeValentino
Philip S. Demarest
Joseph J. Morrow
The Committee makes specific salary recommendations to the Board concerning executive officers of the Company and reviews salaries of other management personnel.
Compensation Committee Interlocks and Insider Participation
     None of the members of the Compensation Committee, all of whom are named above, was, during 2004, an officer or employee of the Company or any of its subsidiaries, nor were any members of the Compensation Committee who were replaced in August 2005 (specifically Corinna S. Lewis and Fred M. Knipp). Mr. Demarest is a former officer and employee of the Company, having retired in 1998. Mr. Knipp is a former officer and employee of the Company, having retired in 2000.
     During 2004, the Company paid $247,000 to John W. Sanford & Son, Inc. whose President and Chief Operating Officer is the brother of Corinna S. Lewis, a Director of the Company. These amounts were paid as premiums on various insurance policies maintained by the Company. The portion of these amounts that represents a commission to John W. Sanford & Son, Inc. was less than $200,000. The Company believes that the transactions with John W. Sanford & Son, Inc. are on terms as favorable as those available from unaffiliated third parties.

Executive Compensation
     Shown on the table below is information on the compensation for services rendered to the Company in all capacities, for the years ended December 31, 2004, 2003 and 2002, paid by the Company to those persons who were, at the end of the year ended December 31, 2004, the President of the Company and the other executive officers of the Company (collectively, the “Named Executives”):
SUMMARY COMPENSATION TABLE

Name and		Annual Compensation		All Other
Principal Position	Year	Salary	Bonus	Compensation*

M. Lynn Pike	2004	$218,000	$8,000	$16,924
President and Director	2003	$216,365	$11,748	$21,401
January 2000 to June 2004	2002	$210,384	$4,142	$18,524

Herbert Gareiss, Jr.	2004	$181,596	$10,200	$19,138
President since July 2004	2003	$169,448	$9,046	$21,695
Director since 1998	2002	$163,434	$3,238	$19,318
Vice President From 1990 to June 2004

Larry D. Drake	2004	$169,500	$6,200	$14,188
Vice President	2003	$167,865	$7,381	$13,182
August 1998 to July 2005	2002	$161,884	$3,209	$11,781

Philip A. Grybas	2004	$136,578	$10,000	$7,628
Vice President and	2003	$167,865	$9,031	$10,846
Chief Financial Officer, Treasurer	2002	$161,884	$3,209	$11,507
August 2001 to October 2004

Brenda A. Schadt	2004	$139,100	$4,200	$11,689
Vice President	2003	$137,760	$6,298	$10,783
	2002	$132,384	$2,642	$6,640

*	All Other Compensation includes Director’s Fees, 401(k) Match, and premiums paid for Group Term Life Insurance.
     No amounts are shown that would constitute “Other Annual Compensation” since perquisites and other personal benefits (the only relevant type of compensation to be shown under that category in the case of the Company) did not exceed, for any Named Executive, 10 percent of the sum of that Named Executive’s gross salary and bonus.
     As previously reported, in September 2005, the Company entered into an agreement with Mr. Larry Drake, the Company’s former Vice President of Operations and Technology, whose position was phased out on July 13, 2005. Mr. Drake will receive a separation benefit of $98,863.97 and a supplemental separation benefit of $153,962.29 and be permitted to retain certain office equipment and related benefits.
Compensation of Directors
     During the year ended December 31, 2004, the Company paid Directors $450, and the Chairman $675, for each regular, special or independent Directors meeting. In July of 2004, the Board abolished the practice of paying fees to Company employees that are also Directors. During the year ended December 31, 2004 fees paid to Directors for Board meetings totaled $68,625. Non-employee Board committee members also receive $225 per committee meeting. During the fiscal year ended December 31, 2004, fees paid to Directors for Committee meetings aggregated $18,000. The Company had no other compensation arrangements with employee or non-employee Directors during the year ended December 31, 2004.
Management Retirement Plan
     The Company’s Management Retirement Plan (the “Plan”) covers all management employees over the age of 21 who have completed one year of eligible service. The Plan benefits are fully vested after five years of service. Normal retirement under the plan is at age 60. An employee’s accumulated monthly retirement benefit equals either: (1) 2-1/2% times years of service times average monthly earnings (maximum benefit not to exceed the lesser of 25% of average monthly earnings on a monthly basis or $10,800 annually); or (2) 1% times years of service times average monthly earnings. Average monthly earnings, for plan purposes, for the Named Executives who are entitled to receive plan benefits are as follows: Herbert Gareiss, Jr. $16,668, Larry D. Drake $14,125, Brenda A. Schadt $11,592 and M. Lynn Pike $18,167. Retirement benefits for employees hired prior to December 1, 1985 are determined by using the calculation that results in the highest amount. Retirement benefits for employees hired on or after December 1, 1985 are calculated by using the second method. Twenty-four years of benefit service are currently credited to Herbert Gareiss, Jr., six years of benefit service are currently credited to Larry D. Drake, forty-two years of benefit service are currently credited to Brenda A. Schadt, and five years of benefit service are currently credited to M. Lynn Pike. Mr. Grybas has no eligible benefit service as a result of his departure from the Company prior to attaining five years of employment service. Average monthly earnings equal the highest average earnings per month during any three consecutive twelve-month periods within the last ten twelve-month periods immediately preceding retirement. The Plan does not provide for any deductions for Social

Security benefits received. If a management participant has compensation over $200,000, any benefits due in excess of this limit would not be payable from the qualified plan but in a non-qualified arrangement.
     In November 2004, the Board approved management’s recommendation to modify the Plan effective February 28, 2005. As a result of this modification, the accrual of pension benefits for eligible employees ceased as of that date, and the total accrued benefit earned to that point was increased by 25%. In addition, employees must be employed for a minimum of one year in order to be included in the Plan; therefore any management employee hired on or after March 1, 2004 is not eligible for a pension under the Plan. The Board also removed the mandatory retirement requirement for executives who reach age 65.
     Annual benefits payable at age 60 to Plan participants are illustrated in the following table, which reflects the 25% accrued benefit increase:

Average Annual Salary
During Highest Paid
Period of Three	Annual Retirement Benefits
Consecutive Years	Years of Benefit Service
	5	10	15	20	30	40	45

$130,000	8,125	16,250	24,375	32,500	48,750	65,000	73,125
$150,000	9,375	18,750	28,125	37,500	56,250	75,000	84,375
$170,000	10,625	21,250	31,875	42,500	63,750	85,000	95,625
$190,000	11,875	23,750	35,625	47,500	71,250	95,000	106,875
$210,000	13,125	26,250	39,375	52,500	78,750	105,000	118,125
$230,000	14,375	28,750	43,125	57,500	86,250	115,000	129,375
REPORT OF COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION
Executive Compensation’s Philosophy and Policy
     The Company believes that compensation should reward executives whose results enable the Company to achieve its vision. To achieve this result, the Committee looks at the performance of each executive, the Company’s financial results and competitive needs. At present, no specific financial goals are set that have to be achieved before any particular amount of compensation is paid to any executive officer.
     The Compensation Committee reviews all components of the CEO’s and the other Named Executives’ compensation, including the salary, bonus, and other individual or Company-wide benefit programs. The Company generally does not grant its executive officers equity-based and other long-term incentive compensation such as stock options, restricted stock gains, stock grants, deferred compensation, employment contracts, and change-in-control contracts. The Committee believes that the combination of salary, bonus and certain benefits that the Company offers are ample to motivate key executives to enhance the strategic well being of the Company, to maximize shareholder value, and to attract and retain the highest caliber executives. However, the Committee reviews from time to time the incentives that may be necessary to attract or retain key executives and may determine at any time to change its policies with regard to one or more of the types of incentives described above.
Committee Process
     At the first Committee meeting the CEO’s proposed compensation is presented, reviewed and analyzed in the context of all components of his compensation. Members then have additional time between meetings to ask for additional information, and to raise and discuss further questions. The discussion is continued at a second Committee meeting, after which a vote is taken. Once the Compensation Committee has reached its decision, a recommendation is presented for approval at the next Board meeting.
     In the process of reviewing each component separately and in the aggregate, the Committee directs the Company’s Human Resource Department to prepare a schedule showing internal pay equity within the Company. The schedule shows the relationship between management level compensation within the Company (e.g. between the CEO, the Chief Financial Officer, and other Named Executives) and then between the CEO and the next level of non-executive officer management. The comparison includes all components of compensation as previously described both individually and in aggregate.
     In addition, the committee annually reviews executive compensation amounts and plans offered at companies of similar size and business focus within the telecommunications industry.
Committee’s Conclusion
     Based on this review the Committee finds the CEO’s and the other Named Executives’ total compensation in the aggregate to be reasonable and not excessive. It should be noted that when the Committee considered any component of the CEO’s and other Named Executives’ total compensation, the aggregate amounts and mix of all the components are taken into consideration in the Committee’s decisions. The Committee believes that the relative difference between the CEO compensation and the Company’s other executives has not increased significantly over the past decade.
Corinna S. Lewis
Fred M. Knipp
Robert J. DeValentino
     This report of the Compensation Committee is issued over the names of the Directors who were members of the Committee at the time the report was prepared.
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth, as of September 26, 2005 certain information concerning shares of the Company’s capital stock held by: (i) each shareholder known by the Company to own beneficially more than 5% of a class of the Company’s outstanding equity securities (including 401(k) shares); (ii) each Director of the Company; (iii) each Named Executive (see “Executive Compensation” for a list of their names); and (iv) all Directors and executive officers of the Company as a group.

			Amount & Nature
			of Beneficial
Name of			Ownership		Percent
Beneficial Owner	Address	Title of Class	(Shares)	Notes	of Class

Julia S. Barry	20 Fairview Ave., Warwick, NY 10990	Common Shares	361,020		6.746%
Julia S. Barry	20 Fairview Ave., Warwick, NY 10990	5% Preferred	143		2.860%
Wisner H. Buckbee	64B Upper Wisner Rd., Warwick, NY 10990	Common Shares	17,742		0.332%
Wisner H. Buckbee	64B Upper Wisner Rd., Warwick, NY 10990	5% Preferred	40		0.800%
Rafael Collado	4908 Windbrooke Ct., Virginia Beach, VA 23462	Common Shares	1		0.000%
Joseph E. DeLuca, M.D.	5 Stone Ridge Rd., Sussex, NJ 07461	Common Shares	7,000	1	0.131%
Philip S. Demarest	10 Crescent Ave., Warwick, NY 10990	Common Shares	25,298	1	0.473%
Philip S. Demarest	10 Crescent Ave., Warwick, NY 10990	5% Preferred	10	1	0.200%
Robert J. DeValentino	44 Jackson Ave., Middletown, NY 10940	Common Shares	1,900	1	0.036%
Larry D. Drake	10 Patriot Way, Glenwood, NJ 07418	Common Shares	0		0.000%
Herbert Gareiss, Jr.	267 Bellvale Lakes Rd., Warwick, NY 10990	Common Shares	41,212	1,3	0.770%
Herbert Gareiss, Jr.	267 Bellvale Lakes Rd., Warwick, NY 10990	5% Preferred	14		0.280%
Philip A. Grybas	6440 Fairway Ct., Auburn, CA 95602	Common Shares	0		0.000%
Fred M. Knipp	15 Almond Tree Lane, Warwick, NY 10990	Common Shares	42,779	1	0.799%
Fred M. Knipp	15 Almond Tree Lane, Warwick, NY 10990	5% Preferred	85	1	1.700%
Corinna S. Lewis	PO Box 318, Warwick, NY 10990	Common Shares	132,462	1,2	2.475%
Corinna S. Lewis	PO Box 318, Warwick, NY 10990	5% Preferred	110	4	2.200%
Joseph J. Morrow	445 Park Ave., New York, NY 10022	Common Shares	3,000		0.056%
M. Lynn Pike	7956 S. 90th East Avenue, Tulsa, OK 74133	Common Shares	0		0.000%
Brenda A. Schadt	164 Bushville Rd., Westtown, NY 10998	Common Shares	18,576	1,3	0.347%
Brenda A. Schadt	164 Bushville Rd., Westtown, NY 10998	5% Preferred	5		0.100%

Total Directors and Executive Officers as a group (13 persons):
Total Common Shares	289,970	5.42% of class
Total 5% Preferred Shares	264	5.28% of class

Notes:

1.	Includes shares held by/with spouse and/or children.

2.	Mrs. Lewis is one of three trustees in two trusts which hold in aggregate 122,100 Common Shares for the benefit of someone other than Mrs. Lewis, and she disclaims beneficial ownership of these securities. All decisions regarding any Company shares held by the Trusts have been delegated to the other trustees and their advisors, to be made without consultation with Mrs. Lewis.

3.	Includes shares indirectly held in the Company’s 401(k) Plan

4.	Mrs. Lewis is one of three trustees in two trusts which hold in aggregate 95 5% Preferred Shares for the benefit of someone other than Mrs. Lewis, and she disclaims beneficial ownership of these securities. All decisions regarding any Company shares held by the Trusts have been delegated to the other trustees and their advisors, to be made without consultation with Mrs. Lewis.
     As of September 26, 2005 the only holder of more than 5% of the Company’s Common Shares known to the Company was Julia S. Barry, Warwick, New York 10990, who holds 361,020 shares (6.746%).
Section 16(a) Beneficial Ownership Reporting Compliance
     Based upon a review of the Forms 3, 4 and 5 submitted to the Company during or with respect to calendar year 2004, and upon a review of the other records available to it, the Company believes that all such reports were filed on time except for a Form 4 filed June 27, 2005 by Mr. Collado and except for a Form 5 filed February 14, 2005, and amended April 20, 2005, and a Form 4/A filed September 28, 2005, by Mrs. Lewis.

III. STOCK PRICE PERFORMANCE GRAPH
     This graph shows, as a percentage, the Company’s cumulative total shareholder return, assuming reinvestment of dividends, compared against the Russell 2000, a widely regarded stock market index representing 2000 small cap companies and a peer group consisting of D&E Communications, Inc., Hector Communications, Inc., Hickory Tech Corporation, North Pittsburgh Systems, Inc. and Shenandoah Telecommunications. A variety of factors may be used in order to assess a corporation’s performance. This Stock Price Performance Graph, which reflects the Company’s total return against the Russell 2000 and a peer group of telecommunications companies, reflects one such method. The shareholder return values for the Company included in the graph for years ended 2000, 2001, 2002, 2003 and 2004 were established by using the closing price on the last days in December on which the Company’s Common Stock traded, which were December 26, 2000, December 31, 2001, December 31, 2002, December 31, 2003 and December 31, 2004.
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
(Growth Chart — Value of $100 Investment)

IV. INDEPENDENT ACCOUNTANTS
     The independent accounting firm of Bush & Germain, P.C. (“B&G”) served as the independent accountants of the Company for the fiscal year ended December 31, 2002. B&G withdrew from serving the Company in that capacity with the conclusion of its review of the Company’s quarterly statements for March 31, 2003. The report by B&G on the Company’s financial statement for the years 2001 and 2002 did not contain any adverse opinion, disclaimer of opinions, or qualifications or modifications as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and B&G regarding accounting principles or practices, financial statement disclosures or auditing scope or procedures. B&G decided that it no longer wished to audit public companies.
     On September 27, 2005, the Company made the decision to dismiss PricewaterhouseCoopers L.L.P. (“PwC”) as its independent registered public accounting firm effective upon completion of services related to the audit of the December 31, 2004 financial statements and the effectiveness of internal controls over financial reporting. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change its independent registered public accounting firm. PwC has been the Company’s registered public accounting firm commencing with the audit of the financial statements for the year ended December 31, 2003. The report of PwC on the financial statements for the fiscal year 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.
     From the date of appointment of PwC on May 30, 2003 to audit the Company’s financial statements for the year ended December 31, 2003 through September 27, 2005, there were no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such year.
     From the date of appointment of PwC on May 30, 2003 to audit the Company’s financial statements for the year ended December 31, 2003 and through September 27, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company has reported material weaknesses in its internal controls over financial reporting as of December 31, 2004, as more fully disclosed in Item 9A, Controls and Procedures, of its Annual Report on Form 10-K for the year ended December 31, 2004, which was filed on September 30, 2005, and as a result the Company expects to conclude that the internal controls over financial reporting were not effective as of December 31, 2004. The Company has authorized PwC to respond fully to inquiries of the successor accountant concerning the subject matter of each such material weakness.
     The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 29, 2005, was provided by PwC and was filed as Exhibit 16 to a Current Report on Form 8-K filed on September 30, 2005.
     Representatives of PwC will be present at the Annual Meeting and are expected to be available to respond to appropriate questions.
     The Company provided PwC a copy of the above disclosure; PwC did not submit any statement in response for inclusion in this proxy statement.
     On September 27, 2005, the Company made the decision to engage WithumSmith+Brown, P.C. (“WSB”) as its independent registered accounting firm to audit the financial statements of the Company, including the audit of the effectiveness of internal control over financial reporting, for the year ended December 31, 2005. During the two most recent fiscal years and through September 27, 2005, the Company has not consulted with WSB regarding either:
     (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that WSB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
     (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
     The Company provided WSB a copy of the above disclosure with the request that it provide the Company with a letter addressed to the Securities and Exchange Commission if it disagreed with such disclosure. WSB did not provide the Company with such a letter.
     The selection of WSB as the Company’s independent accountants for the fiscal year ending December 31, 2005, is being presented to the shareholders for their approval at the Annual Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and the persons named in the enclosed Proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal. If the shareholders do not approve this selection, the Board of Directors will reconsider its choice. Representatives of WSB will be present at the Annual Meeting and are expected to be available to respond to appropriate questions.

V. SHAREHOLDER PROPOSAL
     Santa Monica Partners, 1865 Palmer Avenue, Larchmont, NY 10538, a beneficial owner of common shares with a market value of at least $2,000, intends to submit a resolution to shareholders for approval at the Annual Meeting. Its resolution and supporting statement are printed below.
     The texts of the shareholder proposal and the supporting statement appear in the exact form as received by the Company. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the named proponent.
PROPOSAL
     Resolved that the shareholders urge the Board of Directors to arrange for the prompt sale of Warwick Valley Telephone Company to the highest bidder.
SUPPORTING STATEMENT OF SHAREHOLDER
     The purpose of the proposal is to allow Warwick Valley Telephone Company shareholders to send a message to the Board that they support the prompt sale of the Company to the highest bidder. A strong and or majority vote by the shareholders would indicate to the board the displeasure felt by the shareholders of the shareholder returns over many years and the drastic action that should be taken. Even if it is approved by the majority of the Warwick Valley Telephone Company shares represented and entitled to vote at the annual meeting, the Maximize Value Resolution will not be binding on the Warwick Valley Telephone Company Board. The proponent however believes that if this resolution receives substantial support from the shareholders, the board may choose to carry out the request set forth in the resolution.
     The prompt auction of Warwick Valley Telephone Company should be accomplished by any appropriate process the board chooses to adopt, including a sale to the highest bidder whether in cash, stock, or a combination of both. It is expected that the board will uphold its fiduciary duties to the utmost during the process.
     The proponent further believes that if the resolution is adopted, the management and the board will interpret such adoption as a message from the company’s stockholders that it is no longer acceptable for the board to continue with its current management plan and strategies.
     WE URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION
POSITION OF THE BOARD OF DIRECTORS
     The Board recommends that the shareholders support the Board and vote AGAINST the shareholder proposal. The Board does not believe the proposed action is in the best interests of the Company or its shareholders. The Board fully recognizes its obligation to maximize long-term shareholder value, consistent with its obligations to customers. However, the Board unanimously opposes the view that the way to maximize value is to put the Company up for sale in an auction process.
     The Board has been committed to enhancing shareholder value in an orderly and consistent manner for our long-term shareholders. The Company is a strong and vibrant company, and acting hastily to force a sale of the Company at auction or otherwise to the highest bidder would restrict the Board’s ability to examine all strategic alternatives for increasing shareholder value. WVT has a management team that is highly experienced, fiercely competitive and completely motivated. The Company has established a unique record of continuous payment of cash dividends for almost 100 years. Since 1998, the Company has increased its dividend payout by 109%, exclusive of the special dividend of $0.20 paid in the fourth quarter of 2004 resulting from the Hudson Valley Data Net sale. As detailed in this Proxy Statement, the Company’s cumulative shareholder return has outpaced both its Peer Group and the Russell 2000 average. Assuming a $100 investment as of January 1, 1999, and that all dividends were reinvested, a shareholder would have experienced a return of 111.77% as of December 31, 2004. The Board and management believe WVT is well positioned to build on the exceptional record the Company has established over a century of service to its customers and its shareholders.
     The Board does not believe that adopting the present resolution would serve to maximize shareholder value. To the contrary, initiating an auction process to sell the Company in response to this resolution would likely diminish shareholder value by unnecessarily and unjustifiably creating the atmosphere of a forced sale.
     ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL.
VI. OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
     The Board of Directors knows of no other matters which are likely to be brought before the Meeting.

VII. MAKING SHAREHOLDER PROPOSALS
     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with the regulations of the Securities and Exchange Commission. If a shareholder intends to present a proposal at the Company’s 2006 Annual Meeting of Shareholders, the proposal must be addressed to the Secretary of the Company, and be received at the principal executive offices at 47 Main Street, Warwick, New York 10990, not later than the 10th day following the day on which notice of the date of the 2006 Annual Meeting is mailed or disclosed publicly (the “Notice Date”) in order to be included in the Company’s Proxy Statement and form of proxy relating to such Annual Meeting of Shareholders. This is also the date by which any such proposal must be submitted under the advance notice provisions of the Company’s By-laws. Under the rules of the Securities and Exchange Commission, shareholders submitting such proposals are required to have held Common Shares of the Company amounting to at least $2,000 in market value or one percent of the Common Shares outstanding for at least one year prior to the date on which such proposals are submitted. Furthermore, such shareholders must continue to own at least that amount of the Company’s Common Shares through the date on which the Annual Meeting of Shareholders is held.
     Rule 14a-4 of the Securities and Exchange Commission’s proxy rules allows the Company to exercise discretionary voting authority to vote on matters coming before the Annual Meeting of Shareholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s Annual Meeting of Shareholders or the date specified by an advance notice provision in the Company’s By-laws. The By-laws of the Company contain an advance notice provision that requires notice to be received by the Company no less than the date that is the 10th day following the Notice Date. The date by which shareholders must submit their proposals for the Company’s 2006 Annual Meeting of Shareholders for purposes of Rule 14a-4 is therefore the 10th day following the Notice Date described above.

By Order of the Board of Directors,

Dated: October 13, 2005	Zigmund C. Nowicki, Jr., Secretary

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APPENDIX A

WARWICK VALLEY TELEPHONE COMPANY
GOVERNANCE AND NOMINATING COMMITTEE CHARTER
June 16, 2004
Purpose:
     The Board of Directors has established a Governance and Nominating Committee whose purpose is to seek and nominate qualified candidates for election or appointment to WVT’s Board of Directors, to name the chairman of the Company’s committees for the next year and to oversee matters of corporate governance, including the evaluation of the Board of Director’s performance and processes.
Membership:
     The Governance and Nominating Committee will consist of a minimum of three or more members of the Board of Directors, to be appointed each year at the annual reorganization meeting by the Chairman of the Board. All members of the Governance and Nominating Committee, in the judgment of the Board of Directors, shall be independent directors pursuant to NASDAQ listing standards or any standards that law or regulation may require or that the Board of Directors shall determine apply.
Responsibilities:
     The Governance and Nominating Committee is responsible for:
1.	Developing a pool of potential directorial candidates for consideration when vacancies occur on the Board of Directors. Potential candidates include nominees recommended by shareholders qualified to do so by regulation or by the advance notice provisions stated in the Company’s by-laws. Qualified shareholders may contact the Governance and Nominating Committee Chairman, the Chairman of the Board of Directors or the Corporate Secretary in writing when proposing a nominee. This correspondence should include a detailed description of the proposed nominee qualifications and a method to contact that nominee if the Committee so chooses. All shareholder nominee candidates will be forwarded to the Chairman of the Governance and Nominating Committee for consideration.

2.	Taking a leadership role in shaping corporate governance policies and practices including reviewing and recommending to the Board of Directors any changes to WVT’s Principles of Corporate Governance.

3.	Reviewing the adequacy of the charters adopted by each committee of the Board of Directors and recommending changes as necessary.

4.	Reviewing the adequacy of the Company’s Code of Ethics and other internal policies and guidelines and recommending changes as necessary.

5.	Reviewing with the Chairman of the Board of Directors issues involving potential conflicts of interest and/or any change of status of directors pursuant to the provisions of WVT’s Principles of Corporate Governance.

6.	Periodically administering and reviewing with the Chairman of the Board an evaluation of the processes and performance of the Board of Directors and reporting such review to the Board of Directors. This review shall include an assessment of the appropriate skills and characteristics required of members of the Board, as well as issues of diversity, experience, judgment and other similar qualities. The purpose of this review is to increase the effectiveness of the Board of Directors and not to target individual Board members. This review will address the Board of Director’s contributions as a whole and cover any areas where the Board of Directors believes improvements are required.

7.	Reviewing and discussing the succession plan for the President, Officers and Senior Management.

8.	Recommending annual continuing education requirements for Board of Directors.

9.	Recommending the number of members that shall serve on the Board of Directors.

10.	Reviewing and reporting additional corporate governance matters as necessary or as directed by the chairman or the Board of Directors.
Candidate Nomination & Appointment Requirements:
     The Governance and Nominating Committee believes that it is in the best interest of the Company and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Committee also believes that the Board of Directors should be comprised of a group of individuals with diverse backgrounds. The Committee will seek candidates for election or appointment until elected that, at minimum, possess the highest standards of integrity, leadership skills, competency, the ability to exercise ethical and independent judgments and any additional qualities which the Board of Director’s believes are required to direct and oversee the Company’s management in the best interests of its shareholders, customers, employees, communities it serves and other affected parties.

i

     A candidate must be willing to regularly attend Governance and Nominating Committee meetings, Board of Director’s meetings, the Annual Meeting of Shareholders and any special meetings of shareholders. A candidate must also be willing to participate in Board of Director’s development programs, to develop a strong understanding of the Company, its businesses and its requirements, to contribute his or her time and knowledge to the Company and to be prepared to exercise his or her duties with skill and care. In addition, each candidate should have an understanding of all governance concepts and the legal duties of a director of a public company.
Selection Process:
1.	Names of candidates for election to the Board of Directors will be solicited by the Governance and Nominating Committee from sources deemed reasonable by the members of the Committee. Candidates suggested by qualified shareholders will be considered as described in “Responsibilities” above. At the sole discretion of the Committee, a third party consultant may be engaged at an appropriate fee, to help identify and evaluate candidates for membership to the Board of Directors.

2.	Candidates viewed by the Governance and Nominating Committee as potentially qualified will be contacted to determine interest in being considered to serve on the Board of Directors.

3.	Interested candidates will be interviewed and qualifications established.

4.	Qualified candidates will be placed in order of preference.

5.	Candidates will be contacted in order of preference. If interest continues, the candidate will be re-interviewed and a final decision will be made by the Committee.

6.	If successful, the Governance and Nominating Committee will make a formal recommendation to the Board of Directors.

7.	If approved, the Board of Directors will instruct the Corporate Secretary to include the candidate’s name in the Company’s Notice of the Annual Meeting of Shareholders at the appropriate time.

8.	The Corporate Secretary will begin the candidate orientation process at the appropriate time.
Meetings and Reports:
     Meetings of the Governance and Nominating Committee will be held at the discretion of its Chairman as many times as necessary to select a qualified candidate or candidates for election to the Board of Directors and to meet the needs of the Board of Directors and the governance of the Company. The Governance and Nominating Committee shall provide the Board of Directors with a report of the committee’s activities and proceedings, as appropriate, and will be incorporated into the Company’s annual proxy. The Committee will maintain written minutes of its meetings, which will be filed with the minutes of the meetings of the Board of Directors.
     Finally, every year, the Governance and Nominating Committee will discuss with the Board of Directors an assessment of the performance of nominees being proposed for election or re-election as director.

ii

APPENDIX B

DIRECTIONS TO ANNUAL MEETING SITE
Warwick Valley Telephone Company Annual Meeting
November 17, 2005 — 2:00 p.m.
DIRECTIONS
The Harness Racing Museum & Hall of Fame
240 Main Street, Goshen, NY 10924
FROM THE NORTH
NYS Thruway (Route 87S) to Route 84W to Route 17E to Exit 124;
bear right onto Route 207.
Museum is 1/4 mile past second traffic light on the right.
FROM THE NORTHWEST
Route 17E to Exit 124; bear right onto Route 207.
Museum is 1/4 mile past the second traffic light on the right.
FROM THE WEST
Route 84E to Exit 4E (Route 17E) to Exit 124; bear right onto Route 207.
Museum is 1/4 mile past the second traffic light on the right.
FROM THE SOUTH or NJ
Route 287 or the Garden State Parkway to NYS Thruway (Route 87N)
(then follow directions from New York City).
FROM NEW YORK CITY
NYS Thruway (Route 87N) to Exit 16 (Route 17W) to Exit 124; left at traffic light.
Next light turn right onto Route 207. Museum is 1/4 mile past next traffic light on the right.
FROM THE EAST
Route 84W to Exit 4E (Route 17E) to Exit 124; bear right onto Route 207.
Museum is 1/4 mile past second traffic light on the right.

iii

ANNUAL MEETING OF SHAREHOLDERS OF
WARWICK VALLEY TELEPHONE COMPANY
November 17, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

■
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE, “FOR” THE ELECTION OF ALL
NOMINEES FOR DIRECTOR, “FOR” THE PROPOSAL TO APPROVE WithumSmith+Brown, P.C. AS THE COMPANY’S INDEPENDENT
ACCOUNTANTS, AND “AGAINST” THE SHAREHOLDER PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
2.	THE BOARD OF DIRECTORS HAS NOMINATED THREE PERSONS LISTED BELOW TO SERVE AS DIRECTORS UNTIL 2008 AND ONE PERSON LISTED BELOW TO SERVE AS DIRECTOR UNTIL 2006:

NOMINEES:
☐	FOR ALL NOMINEES	¡	Philip S. Demarest	Until 2008
		¡	Herbert Gareiss, Jr.	Until 2008
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	Corinna S. Lewis	Until 2008
		¡	Joseph J. Morrow	Until 2006

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
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		FOR	AGAINST	ABSTAIN
1.	PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.	☐	☐	☐

3.	PROPOSAL TO APPROVE THE SELECTION OF WithumSmith+Brown, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2005.	☐	☐	☐

4.	SHAREHOLDER PROPOSAL URGING FOR THE PROMPT SALE OF THE COMPANY.	☐	☐	☐
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.
THIS PROXY REVOKES ALL PRIOR PROXIES.

Please check here if you plan to attend the meeting.   ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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1	■
WARWICK VALLEY TELEPHONE COMPANY
47 MAIN STREET, WARWICK, NY 10990
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints ZIGMUND C. NOWICKI, JR. and DORINDA MASKER, and each of them, proxies for the undersigned, with full power of substitution, to vote all of the Common Shares, par value $0.01, of WARWICK VALLEY TELEPHONE COMPANY owned by the undersigned at the Annual Meeting of Shareholders of Warwick Valley Telephone Company to be held at The Harness Racing Museum and Hall of Fame, 240 Main Street, Goshen, New York 10924 on November 17, 2005 at 2:00 p.m., local time, and at any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTORS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: IN FAVOR OF FIXING THE NUMBER OF DIRECTORS AT NINE; IN FAVOR OF THE APPROVAL OF THE SELECTION OF WithumSmith+Brown, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS; AND AGAINST THE SHAREHOLDER PROPOSAL. THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT DATED OCTOBER 13, 2005, DESCRIBING MORE FULLY THE NOMINEES NAMED HEREIN.

(Continued and to be signed on the reverse side)
COMMENTS:

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